Supplement dated May 3, 2021

To
Davis New York Venture Fund

Portfolio of DAVIS NEW YORK VENTURE FUND, INC.
Prospectus and Statement of Additional Information dated November 30, 2020

Effective May 1, 2021, Class C shares automatically convert to Class A shares after eight years. Each reference in the Prospectus (except for the Appendix A, which contains language unique to each financial intermediary) and Statement of Additional Information that refers to Class C shares converting after ten years shall now read after eight years.

Keep this supplement with your prospectus.